Exhibit 10.55
ADOPTION OF MASTER AGENCY AGREEMENT
     This Adoption of Master Agency Agreement (“Adoption”) is effective as of November 1, 2008, between American Physicians Assurance Corporation (“Company”) and SCW Agency Group, Inc. (“Agency”).
RECITALS
     Whereas, the Company and Agency are parties to a Master Agency Agreement effective as of January 1, 2004 (“Agreement”); and
     Whereas, the Company and Agency desire to expand the coverage of the Master Agency Agreement to include the State of Ohio as a Designated Market as defined in Section I.H. of the Master Agency Agreement; and
     Whereas, the Master Agency Agreement provides that it shall apply to any market subsequently added to the Agreement by execution of an Adoption Agreement, pursuant to Section IV.D. of the Master Agency Agreement.
ADOPTION
     Now therefore, in consideration of the mutual covenants and agreements below, the Company and Agency hereby agree as follows:
     1. The term “Designated Market,” as defined in Section I.H of the Master Agency Agreement and as used throughout that Agreement, shall include the State of Ohio. The State of Ohio shall not be an “Exclusive Market” as defined in Section I.K. of the Master Agency Agreement.
     2. The parties hereby adopt all provisions of the Master Agency Agreement applicable to a Designated Market to the State of Ohio.
     3. For purposes of Exhibit A to the Master Agency Agreement, the following Commission Rate shall apply as of the Effective Date of this Agreement:

Commission Rates
Designated Market	(percentage of gross written premium)
Ohio	New Business: ***%
Renewal Business: ***%
Tail Business: ***%

***	Information redacted pursuant to a request for confidential treatment and has been filed separately.

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Exhibit 10.55
     Company and Agency have executed this Adoption Agreement by their duly authorized representatives.

COMPANY:		AGENCY:
AMERICAN PHYSICIANS		SCW AGENCY GROUP, INC.
ASSURANCE CORPORATION

By: Its:	/s/ R. Kevin Clinton President & CEO	By: Its:	/s/ Kristina M. Manoogian President

Dated:	10/14/2008	Dated:	10/16/2008

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